Events (Unaudited) Subsequent to the Date of the Report of Independent Registered Public Accounting Firm	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Events (Unaudited) Subsequent to the Date of the Report of Independent Registered Public Accounting Firm

18. Events (Unaudited) Subsequent to the Date of the Report of Independent Registered Public Accounting Firm

In September 2016, the Company entered into a definitive purchase agreement which provides that, on the terms and conditions set forth therein, the Company will acquire the proprietary WebRTC media processing technologies built by the team behind the Kurento Open Source Project. The proposed transaction is expected to close in the fourth quarter of 2016.

In October 2016, the Company entered into a non-binding term sheet with SpeakEasy Tech, Inc., or SpeakEasy, pursuant to which the Company proposed to purchase up to $1,000,000 of convertible notes from SpeakEasy. The proposed investment is subject to the Company’s due diligence review, negotiation of definitive agreements and certain closing conditions. Byron Deeter, a member of the Company’s board of directors, is also a member of the board of directors of SpeakEasy. In addition, Mr. Deeter is a partner of Bessemer Ventures Partners, and entities affiliated with Bessemer Venture Partners own more than 5% of the Company’s outstanding capital stock and own more than 10% of the outstanding capital stock of SpeakEasy.